UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2010
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia, Canada V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Address of principal executive offices) (Zip Code)
(877) 848-3866
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
          On October 25, 2010, Lions Gate Entertainment Corp. (the “Company”) sent a letter (the “Letter”) to Metro-Goldwyn-Mayer Inc. (“MGM”) in connection with its proposal for the potential combination of the business of the Company and MGM (the “potential transaction”). The Letter included as exhibits, (i) material portions of a slide presentation dated July 13, 2010 (the “Presentation”) previously made available to the Lender Steering Subcommittee (the “Subcommittee”) for MGM, (ii) a proposal dated October 11, 2010 (the “Proposal”) sent to Houlihan Lokey, financial advisor to the Subcommittee for the potential transaction, (iii) diligence questions sent by Moelis & Company, MGM’s financial advisor, in connection with the potential transaction (“Diligence Questions”), and (iv) a response from the Company, dated October 15, 2010 to the Diligence Questions (the “Response,” and together with the Letter, the material portions of the Presentation, the Proposal, and the Diligence Questions, the “Secured Lender Package”). Members of the Subcommittee and Moelis & Company were subject to certain confidentiality obligations. The Company now anticipates that the confidential information in the Secured Lender Package, attached as Exhibit 99.1 will be made available to parties not subject to confidentiality obligations and is accordingly furnishing pursuant to Regulation FD, a copy of the Secured Lender Package as Exhibit 99.1. The Secured Lender Package was prepared for the limited purpose of aiding the Subcommittee in its evaluation of a potential combination of the business of the Company and MGM. The Company has presented certain updated information to the Presentation, in the Letter included in the Secured Lender Package attached as Exhibit 99.1. Other than as expressly stated in the Letter, the Presentation has not been updated and no inference as to its accuracy as of any date subsequent thereto shall be made. In addition, the Secured Lender Package was prepared for the limited purpose described above, and the Secured Lender Package, is subject to the limitations and disclaimers set forth therein, including, but not limited to, the following:
•	the projections in the Secured Lender Package may materially differ from projections that might be prepared with respect to either the Company or MGM on a stand alone basis;

•	the projections are based on numerous assumptions and subject to significant uncertainties and contingencies (including assumptions, uncertainties and contingencies relating to (i) each entity on a stand alone basis and (ii) the expected costs and benefits of a combination), many of which are beyond the control of the Company, and there is no assurance that they would be realized, and actual results will likely vary significantly from those in the Secured Lender Package;

•	any projections of ultimate revenues from the distribution of motion pictures are subject to many variables which cannot accurately be predicted;

•	changes in the rate of amortization and/or a write down of the film or television assets of the Company could affect its total revenue estimates and results of operations;

•	with respect to the Company’s channel assets and television programming, the difficulty in projecting audience acceptance and ratings and revenue derived therefrom whether from advertising, cable subscription fees, a combination thereof or otherwise, and the impact of current or future Federal communications laws, regulations and policies;

•	the production, completion and distribution of motion pictures are subject to a number of uncertainties, including delays and increased expenditures due to factors beyond the Company’s control;

•	the cost of producing and marketing motion pictures may continue to increase in the future, thereby increasing the costs of the Company’s motion pictures, leaving the Company more dependent on other media, such as home video, television and foreign markets, and new media; and

•	there is no assurance of the economic success of any motion picture since the revenues derived from the production and distribution of a motion picture depend primarily upon its acceptance by the public, which cannot be predicted.
In addition to the inherent limitations in the financial information in the Secured Lender Package discussed above, financial information in the Secured Lender Package has not been audited, examined, compiled or reviewed by the auditors or accountants of the Company or MGM, may not have been presented on a GAAP basis and may not reflect the timing or manner in which the financial information would be reported for tax or financial statement reporting purposes. In the Secured Lender Package, certain forward-looking projections and illustrative valuation calculations related to the combined companies is presented on a cash-only, non-GAAP basis. Information that would be required to prepare the most directly comparable GAAP measure was not at the date of preparation, and is not today, available to the Company without unreasonable effort, and as a result, the Company is unable to provide a quantitative reconciliation of these forward-looking projected non-GAAP measures to the most directly comparable GAAP measures. The Company believes the information provided represents a reasonable measure of results that may be expected, in light of the fact that GAAP information is not otherwise available. Please note that unavailable reconciling items could significantly impact the proposed combined entity’s future financial results.

Cautionary Statement Regarding Forward-Looking Statements
          The Secured Lender Package contains projections and forward-looking statements. Forward-looking statements typically can be identified by the use of forward-looking words, such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “intend,” “forecast,” “projection“ and the like. These statements appear in a number of places in the Secured Lender Package and include statements regarding current intentions, plans, strategies, beliefs and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in projections and forward-looking statements. These risks and uncertainties include, among other things, future competitive and market conditions, whether the combined company’s products achieve customer acceptance, the performance of the combined company’s sales force as well as the performance of its distribution service providers, future business decisions, and other factors, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. In light of the significant uncertainties inherent in the projections and forward-looking information in the Secured Lender Package, the inclusion of such projections and information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be realized. In fact, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated.
          More information about potential risks and uncertainties involving the Company are included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on June 1, 2010, as amended in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2010. Accordingly, you should not place undue reliance on any forward-looking statements, which only reflect the views of the Company’s management (i) as of the date of the Presentation, July 13, 2010, unless otherwise specifically updated as stated in the Letter, (ii) as of the date of the Proposal, October 11, 2010, (iii) as of the date of the Response, October 15, 2010, and (iii) as of the date of the Letter, October 25, 2010. The Company does not undertake or assume any obligation to update, revise or otherwise publicly release any revisions to these forward-looking statements (a) in the Presentation that may be made to reflect any future events or circumstances that have occurred since July 13, 2010, unless otherwise specifically updated as stated in the Letter, (b) in the Proposal that may be made to reflect any future events or circumstances that have occurred since October 11, 2010, (c) in the Response that may be made to reflect any future events or circumstances that have occurred since October 15, 2010, or (d) to reflect any future events or circumstances that may occur after the date of the Letter and this Current Report on Form 8-K.
          The information in this Current Report on Form 8-K, including the exhibit attached hereto and the information under Item 7.01 herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Letter to MGM dated October 25, 2010 (including (i) the Presentation dated July 13, 2010, (ii) the Proposal dated October 11, 2010, (iii) the Diligence Questions, and (iv) the Response dated October 15, 2010)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 25, 2010

LIONS GATE ENTERTAINMENT CORP.
By:	/s/ James Keegan
	Name:	James Keegan
	Title:	Chief Financial Officer